Exhibit 99.2

Copyright 2021 Porch Group, Inc. All rights reserved 1 Q3 2021 Earnings Presentation November 15, 2021 Love your home. For moving and improving and everything in between.

Copyright 2021 Porch Group, Inc. All rights reserved Presenters Matt Ehrlichman CEO & Founder, Porch Group Marty Heimbigner CFO, Porch Group Matthew Neagle COO, Porch Group Adam Kornick President, Porch’s InsurTech Division

Copyright 2021 Porch Group, Inc. All rights reserved 3 DISCLAIMERS 3 Forward-Looking Statements Certain statements in this presentation may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Porch Group, Inc.’s (“Porch”) future financial or operating performance. For example, projections of future revenue, contribution margin, Adjusted EBITDA and other metrics, business strategy and plans, and anticipated impacts from pending or completed acquisitions, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Porch and its management at the time they are made, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the ability to recognize the anticipated benefits of Porch’s December 2020 business combination (the “Merger”) with PropTech Acquisition Corporation (“PropTech”), which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably, maintain key commercial relationships and retain its management and key employees; (2) expansion plans and opportunities, including recently completed acquisitions as well as future and pending acquisitions or additional business combinations; (3) costs related to the Merger and being a public company; (4) litigation, complaints, and/or adverse publicity; (5) the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability; (6) privacy and data protection laws, privacy or data breaches, or the loss of data; (7) the impact of the COVID-19 pandemic and its effect on the business and financial conditions of Porch; and (8) other risks and uncertainties described in Porch’s most recent Form 10-K/A and subsequent reports filed with the Securities and Exchange Commission (the “SEC”), such as Porch’s quarterly reports on Form 10-Q for the quarters ended June 30, 2021 and September 30, 2021, which are available on the SEC’s website at www.sec.gov. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Unless specifically indicated otherwise, the forward-looking statements in this release do not reflect the potential impact of any divestitures, mergers, acquisitions, or other business combinations that have not been completed as of the date of this presentation. Porch does not undertake any duty to update these forward-looking statements, whether as a result of changed circumstances, new information, future events or otherwise, except as may be required by law. Non-GAAP Financial Measures This presentation includes one or more non-GAAP financial measures, such as Adjusted EBITDA (loss), Adjusted EBITDA (loss) as a percentage of revenue, contribution margin, and average revenue per monetized service. Porch defines Adjusted EBITDA (loss) as net income (loss) adjusted for interest expense, net, income taxes, other expenses, net, depreciation and amortization, certain non-cash long-lived asset impairment charges, stock-based compensation expense and acquisition-related impacts, including compensation to the sellers that requires future service, amortization of intangible assets, gains (losses) recognized on changes in the value of contingent consideration arrangements, if any, gain or loss on divestures and certain transaction costs. Adjusted EBITDA (loss) as a percentage of revenue is defined as Adjusted EBITDA (loss) divided by GAAP total revenue. Contribution margin is defined as revenue less all variable expenses, including cost of revenue, variable marketing and sales. Average revenue per monetized services in quarter is the average revenue generated per monetized service performed in a quarterly period. When calculating average revenue per monetized service in quarter, average revenue is defined as total quarterly monetized service revenues generated from monetized services. Porch’s management and Board of Directors use these non-GAAP financial measures as supplemental measures of Porch’s operating and financial performance for historical and forward-looking periods, for internal budgeting and forecasting purposes, to evaluate financial and strategic planning matters, and for certain measures, to establish performance goals for incentive programs. Porch believes that the use of these non-GAAP financial measures provides investors with useful information to evaluate projected operating results and trends and in comparing Porch’s financial measures with competitors, other similar companies and companies across different industries, many of which present similar non-GAAP financial measures to investors. However, Porch's definitions and methodology in calculating these non-GAAP measures may not be comparable to those used by other companies. In addition, Porch may modify the presentation of these non-GAAP financial measures in the future, and any such modification may be material. You should not consider these non-GAAP financial measures in isolation, as a substitute to or superior to financial performance measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude specified income and expenses, some of which may be significant or material, that are required by GAAP to be recorded in Porch’s consolidated financial statements. Porch may also incur future income or expenses similar to those excluded from these non- GAAP financial measures, and Porch’s presentation of these measures should not be construed as an inference that future results will be unaffected by unusual or non-recurring items. In addition, these non-GAAP financial measures reflect the exercise of management judgment about which income and expense are included or excluded in determining these non-GAAP financial measures. You should review the tables accompanying Porch’s earnings release available at www.sec.gov for reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure. Porch is not providing reconciliations of non- GAAP financial measures for future periods to the most directly comparable measures prepared in accordance with GAAP. Porch is unable to provide these reconciliations without unreasonable effort because certain information necessary to calculate such measures on a GAAP basis is unavailable or dependent on the timing of future events outside of Porch’s control.

Copyright 2021 Porch Group, Inc. All rights reserved 4 Q3 2021 Earnings Call Kick-off

Copyright 2021 Porch Group, Inc. All rights reserved 5 Porch, the Vertical Software Platform for the Home Insurance (Carrier, Agency & Warranty) Vertical Software (SaaS + Transaction) (2) (1) Floify acquired October 27, 2021 (2) CSE Insurance Group subject to regulatory approval; anticipated for mid-2022 (3) Customer acquisition cost (1)

Copyright 2021 Porch Group, Inc. All rights reserved 6 Key Focus Areas for 2021 1. Grow SaaS revenue as we increase the number of companies using our vertical software 2. Increase access to consumers from software companies 3. Increase B2B2C transaction revenue per consumer 4. Continue to scale our Insurance (carrier, agency & warranty) business 5. Help more brands and advertisers improve their mover marketing 6. Pursue strategic and accretive M&A opportunities 6

Copyright 2021 Porch Group, Inc. All rights reserved 7 Q3 2021 Results & 2021E Guidance

Copyright 2021 Porch Group, Inc. All rights reserved 8 Strong Q3 Revenue Growth of 192% Year-over-Year $21.5M $62.8M Q3 2020 Q3 2021 YoY 192% increase Q3 2021 vs. Q3 2020

Copyright 2021 Porch Group, Inc. All rights reserved 9 Strong Growth and Margin Improvement from Q2 to Q3 Quarter Over Quarter ▲ Disclaimer: See Porch’s third quarter 2021 earnings press release for a reconciliation of Adjusted EBITDA (loss) as a percentage of revenue, Contribution Margin to their most directly comparable GAAP financial measures $51.3M Revenue 62% Revenue-Cost of Revenue Margin -20% Adj. EBITDA Margin 33% Contribution Margin $62.8M Revenue 69% Revenue-Cost of Revenue Margin +1% Adj. EBITDA Margin 45% Contribution Margin Q3 2021 Q2 2021

FY 2021E Guidance Update: Raising '21 Revenue Guidance to $195M

Previous 2021E Guidance	Guidance ▲	Current 2021E Guidance
$187.5M Revenue	↑	**$195M** Revenue (170% YoY Growth)
~72% Revenue Less Cost of Revenue Margin	Adj. for mix shift	**~70%** Revenue Less Cost of Revenue Margin
~40% Contribution Margin	No Change	**~40%** Contribution Margin
-14 to -16% Adj. EBITDA Margin	No Change	**-14 to -16%** Adj. EBITDA Margin

Disclaimer: See Porch's third quarter 2021 earnings press release for a reconciliation of Adjusted EBITDA and Contribution Margin to their most directly comparable GAAP financial measures. Porch is not providing reconciliations of forward-looking non-GAAP guidance to the comparable GAAP measures because certain information necessary to calculate such measures on a GAAP basis is unavailable or dependent on the timing of future events outside of Porch's control. In particular, the charges excluded from these non-GAAP measures are subject to high variability and complexity due to Porch's ongoing growth

Porch

Copyright 2021 Porch Group, Inc. All rights reserved
10

2021E Revenue: 170% Year-over-Year Growth

Revenue



~76% CAGR
$195M
From 2021 M&A(2)
$33.5M
HOA: $30M
AHP: $3.5M
$61M
Insurance
$26M
V12: $20M
Rynoh: $4M
Floify: $2M
$134M
Vertical Software
$85M(1)
$72M
$57M
$36M
2018PF
% Growth
2019PF
58%
2020A
26%
49%(1)
2021E
~170%
~130%(1)

FY 2021E Guidance Revenue Distribution



~10%
~28%
~31%
~31%

Software & Services Subscriptions[3]
B2B Recurring Fees From Companies

Move-Related Transactions – Excl. Insurance Segment[4]
B2B2C Transaction Revenue via Companies (Reoccurring)

Move-Related Transactions – Insurance Segment[4]
Insurance + Warranty (Recurring Revenue)

Post-Move Transactions[5]
Transaction Revenue

Note: PF figures are Pro Forma results which exclude the financial results of certain Porch businesses divested during 2019 and the first half of 2020, after giving effect to all such divestitures as if they had occurred on January 1, 2018

(1) Based on internal estimates, Porch believes without the COVID-19 pandemic it would have achieved $85M in revenue for the 2020 year and 2020 and 2021E revenue growth would have been 49% and ~130%, respectively
(2) Reflects amounts of revenue added to full year 2021 revenue guidance at respective acquisition announcements
(3) B2B includes recurring fees paid by Companies to Porch for SaaS and other services
(4) B2B2C (Move-Related Services) includes revenue predominantly related to selling consumers insurance, moving, security and TV/internet with majority of these consumers being provided to Porch on a reoccurring basis by companies
(5) B2B2C and B2C (Post-Move Services) includes revenue predominantly related to connecting consumers with contractors across home maintenance and improvement projects with these consumers originating from both 1) companies on a reoccurring basis, and 2) direct-to-consumer channels

Porch

Copyright 2021 Porch Group, Inc. All rights reserved
11

2021E Contribution Margin % and Adjusted EBITDA % Continued Growth

Contribution Margin %


7%
19%
34%
~40%
50%
2018PF
2019PF
2020PF
2021E
Long-Term Target

Adjusted EBITDA %


-79%
-57%
-24%
-14% to -16%
25%
2018PF
2019PF
2020PF
2021E
Long-Term Target

Note: PF figures are Pro Forma results which exclude the financial results of certain Porch businesses divested during 2019 and the first half of 2020, after giving effect to all such divestitures as if they had occurred on January 1, 2018

Disclaimer: See Porch's third quarter 2021 earnings press release for a reconciliation of Adjusted EBITDA and Contribution Margin to their most directly comparable GAAP financial measures. Porch is not providing reconciliations of forward-looking non-GAAP guidance to the comparable GAAP measures because certain information necessary to calculate such measures on a GAAP basis is unavailable or dependent on the timing of future events outside of Porch's control. In particular, the charges excluded from these non-GAAP measures are subject to high variability and complexity due to Porch's ongoing growth

Porch

Copyright 2021 Porch Group, Inc. All rights reserved
12

Copyright 2021 Porch Group, Inc. All rights reserved 13 Segment Deep Dive

Copyright 2021 Porch Group, Inc. All rights reserved 14 Number of Companies & Average Revenue Per Company (1) Porch management defines average companies in a quarter as an average of the end of period number of companies with the beginning of period number, inclusive of all companies across Porch’s home services verticals that (i) generate recurring revenue and (ii) generated revenue in the quarter. For new acquisitions, we determine the number of customers in their initial quarter based on the percentage of the quarter they were part of Porch (2) Average revenue per account per month in quarter is defined as the total revenue from the quarter divided by the average number of companies in the period divided by 3 (to provide monthly revenue). Note: while the wording of both footnote (1) and (2) on this slide has been updated to be made more clear, they are the same calculations the company has been using to date (1) (2) 20,472 companies in Q3 2021 $1,022 revenue per company per month in Q3 2021

Copyright 2021 Porch Group, Inc. All rights reserved 15 Monetized Services & Average Revenue Per Monetized Service (1) Monetized Services per Quarter is defined as the total number of unique consumer services from which Porch generated revenue, including, but not limited to, new and renewing insurance customers, completed moving jobs, security installations, TV/internet installations or other home projects, measured over a quarterly period (2) Average revenue per monetized services in quarter is defined as the total service revenue (Move-Related Transaction revenue plus Post-Move Transaction revenue) divided by the number of Monetized Services per Quarter. Note: while the wording of both footnote (1) and (2) on this slide has been updated to be made more clear, they are the same calculations the company has been using to date. See Porch’s third quarter 2021 earnings press release for a reconciliation of total service revenue Q1 Q3 Q3 Q4 (1) (2) 329,359 monetized services in Q3 2021 $144 revenue per monetized service in Q3 2021

Copyright 2021 Porch Group, Inc. All rights reserved Porch is a Leading Software Provider in Key Home Verticals 16 (1) Based on Porch management estimates of relative market share (2) Floify acquisition announced and closed on Oct. 27, 2021 #1 moving la bor + full s e rvice (1) #1 Inspector ERP / CRM (1) #1 transaction management software for title companies(1) Leading SMB mortgage automation and point-of- s a le s olution (2)

Copyright 2021 Porch Group, Inc. All rights reserved 17 Porch Value Proposition to Software Companies Best-in-Class Vertical Software Differentiated Value Prop Demand Generation Mortgage Inspection Movers More

Copyright 2021 Porch Group, Inc. All rights reserved Vertical Software Segment: Q3 2021 Financials 18 $42.3M Q3 Revenue 66% Revenue Less Cost of Revenue Margin 42% Contribution Margin 18% Adj. EBITDA Margin(1) Disclaimer: See Porch’s third quarter 2021 earnings press release for a reconciliation of Adjusted EBITDA (loss) as a percentage of revenue and Contribution Margin to their most directly comparable GAAP financial measures (1) Impact of preliminary estimate of shared allocation of corporate expense would indicate a low double digit Adjusted EBITDA (loss) as a percentage of revenue in the quarter

Copyright 2021 Porch Group, Inc. All rights reserved Insurance Segment: High-Value Protection Products 19 (1) (1) CSE Insurance Group subject to regulatory approval; anticipated for mid-2022 • Licensed in all 50 states • Write Porch’s insurance products as well as 3rd party carriers • Operate a capital-light model, ceding vast majority of premiums to reinsurers • Writing in 10 states • Selling policies in 45 states • Utilize innovative 3-year policy structure Agency Capital-Light InsurTech Home Warranty

Copyright 2021 Porch Group, Inc. All rights reserved Insurance Segment: 3Q 2021 Financial Performance & KPI's 20 Insurance (Live in 10 states as carrier) Warranty (Live in 45 states and D.C.) Active states Approved / Signed (coming soon) (4) Agency only (carrier opportunity) $20.5M Q3 Revenue $108M Q3 GWP(1) 77% Revenue Less Cost of Revenue Margin 292K Policyholders 27% Adj. EBITDA Margin(5) 88% Customer Retention(3) 54% Contribution Margin $281 Annualized Revenue Per Policyholder(2) Disclaimer: See Porch’s third quarter 2021 earnings press release for a reconciliation of Adjusted EBITDA (loss) as a percentage of revenue and Contribution Margin to their most directly comparable GAAP financial measures (1) GWP includes gross written premium written for 3rd party carriers through EIG, gross written premium HOA writes as well as AHP’s face value of policy premiums written during the period (2) Includes quarterly revenue for the segment divided by number of policyholders in the segment multiplied by four (3) Represents rolling 12 months ending September 2021 (4) Includes CSE Insurance Group subject to regulatory approval; anticipated for mid-2022 (5) Impact of normalization including preliminary estimate of shared allocation of corporate expense indicate a 22% Adjusted EBITDA (loss) as a percentage of revenue for the quarter

Copyright 2021 Porch Group, Inc. All rights reserved Porch Runs a Scaled (~$430M GWP(1)) Capital-Light InsurTech 21 Source: SNL Financial; Porch includes HOAIC; Indices represent median of personal lines for the SNL Group of following companies: National: Allstate, Auto Owners, Cincinnati, Farmers, Liberty Mutual, Main Street America, Mercury, National General, Progressive, State Farm, State Auto, Travelers; Regional: Allied Trust, Erie, Heritage, Lighthouse, QBE, Sagesure/Occidental, Universal P&C; UPC; InsurTech: Hippo, Kin, Lemonade, Metromile, Root 1) GWP Annual Run Rate as of Q3 2021 GWP includes gross written premium written for 3rd party carriers through EIG, gross written premium HOA writes as well as AHP’s face value of policy premiums written during the period 2) Represents median of peer company average for 2018, 2019 and 2020 Statutory Net Written Premium (NWP) / GWP 3) Represents HOAIC 7.0% 97.8% 42.6% 26.5% 93.0% 2.2% 57.4% 73.5% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Porch National Carriers Regional Carriers InsurTech peer set Porch’s high-performing gross loss ratio allows Porch and reinsurers both attractive financial results 3 Year Average(2) Statutory NWP / GWP Ceded to 3rd party reinsurers Retained by company (3)

Value of Proprietary Data for Claims Mitigation

Insurance | Warranty

Wind & Hail ~**34%**[1] of industry loss	*Example:* Older roofs are more easily damaged; replacing can exceed **$10K**[2]	✓ *Data Advantage:* Up to date roof type, age and quality
Water Damage ~**29%**[1] of industry loss	*Example:* Water heater failure typically costs **$7.5K**[2]	✓ *Data Advantage:* Make, model, serial number, age of water heater
Fire & Lightning ~**29%**[1] of industry loss	*Example:* Appliance failure and faulty wiring are among key loss drivers	✓ Data Advantage: Quality of electrical; make, model, serial number, and age of appliances
Systems & Appliances ~**95%+ of warranty losses**[2]	*Example:* Avg. appliance loss – HVAC: ~**$725+**[2], washer: ~**$350+**[2]	✓ *Data Advantage:* Make, model, serial number, and age of systems and appliances

Source: Insurance Information Institute
1) Insurance reflects percentage of losses incurred for 2019 per Insurance Information Institute
2) Represents management estimates based company experience

Porch

Copyright 2021 Porch Group, Inc. All rights reserved
22

Copyright 2021 Porch Group, Inc. All rights reserved 1. Vertical software leader to key home service companies with low churn and high NPS 2. Large and ideal consumer audience provided via software companies, with low acquisition costs 3. Unique, substantial, and valuable property data 4. Large insurance operation with CAC, pricing, data, and value prop advantages 5. Proven team with strong track record 6. Massive and expanded $320B+ addressable TAM 7. Strong financial results with fast revenue growth and high contribution margins 8. Positioned for long-term leadership for the home: SaaS, insurance, warranty, moving and maintenance 1 2 3 4 5 6 7 8 23 Porch Group Investment Highlights

Copyright 2021 Porch Group, Inc. All rights reserved 24 Thank you

Copyright 2021 Porch Group, Inc. All rights reserved 25 Q&A

Copyright 2021 Porch Group, Inc. All rights reserved 26 Appendix

Copyright 2021 Porch Group, Inc. All rights reserved 27 Balance Sheet Cash and Restricted Cash as of Sept 30, 2021: $411M • Primary use of cash expected for M&A • Well positioned to support investments; vertical software systems, Insurtech, data platform & consumer experience Total Long-Term Debt as of Sept 30, 2021: $418M • $414M of convertible note issued in September 2021 and due September 2026 that the Company may settle with cash, shares of the Company’s common stock, or any combination of cash and shares of the Company’s common stock • $4M line of credit at HOA Balance Sheet well positioned for growth

Copyright 2021 Porch Group, Inc. All rights reserved 28 Capital Structure • Total common shares outstanding as of Sept 30, 2021: 97.3M and 1.8M private warrants outstanding • In addition to the above, when team RSUs vest or team options both vest and are exercised, it will be added to total shares outstanding above. This relates to pre-SPAC Porch options and RSUs which rolled over and the ~11M share MIP pool from the SPAC merger agreement, some of which will be granted soon with long-term vesting and some of which may be granted in future years. Capital Structure Update